UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 10, 2025

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35877	46-1347456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200

Annapolis, Maryland 21401

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (410) 571-9860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On December 15, 2025, HA Sustainable Infrastructure Capital, Inc. (the “Company”) announced that Steven L. Chuslo will be transitioning from his role as Executive Vice President, Chief Legal Officer and Secretary of the Company to a role as a strategic advisor to the Company (the “Transition”). It is expected that the effective date of the Transition will be April 17, 2026. The Company greatly appreciates Mr. Chuslo’s 18 years of service to the Company.

In connection with the Transition and pursuant to the terms of Mr. Chuslo’s employment agreement dated April 17, 2013, as amended from time to time (the “Employment Agreement”), on December 10, 2025, the Company delivered a notice of non-renewal (the “Notice”) to Mr. Chuslo. The Notice shall be treated as a non-renewal of a Subsequent Term (as defined in the Employment Agreement), and, as set forth in the Employment Agreement, provided Mr. Chuslo timely executes and does not revoke a waiver and release of claims, he will be entitled to receive certain payments and benefits thereunder. The Company has initiated a nationwide search for Mr. Chuslo’s successor, engaging a leading executive search firm to help identify both internal and external candidates.

The Company and Mr. Chuslo have also entered into a consulting agreement, dated December 10, 2025 (the “Consulting Agreement”), in connection with the Transition. Pursuant to the Consulting Agreement, effective April 17, 2026, Mr. Chuslo will transition to providing strategic consulting services to the Company. The term of the Consulting Agreement will be from April 17, 2026 through April 16, 2027, subject to extension upon mutual agreement of the parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

	By:	/s/ Jeffrey A. Lipson
Dated: December 15, 2025		Jeffrey A. Lipson
Chief Executive Officer and President